VALENZUELA CAPITAL TRUST


                                  ANNUAL REPORT
                               FOR THE YEAR ENDING
                               SEPTEMBER 30, 2001








                              VAL CAP MID CAP FUND

                             VAL CAP SMALL CAP FUND

                            VALENZUELA CAPITAL TRUST
                           VAL CAP FUNDS FOR INVESTORS

                ANNUAL REPORT FOR YEAR ENDING SEPTEMBER 30, 2001


CHAIRMAN'S LETTER

Having achieved a two-year record, both the Val Cap Mid Cap Fund and the Val Cap Small Cap Fund continue to outperform their respective style benchmarks since inception of the Funds.

After a strong close for 2000, the new calendar year brought a weakness in the capital markets. We saw a classic cleansing of economic excesses, which usually takes two or three quarters to flush out. The economy began responding in the second quarter, as excess inventories were being reduced, fixed costs were being lowered and capital spending budgets were being reined in. Even the Federal Reserve performed its role in maintaining adequate liquidity to keep the economy rolling and inflation low. Everything changed on September 11th, 2001.

In the wake of this barbarous event, we go forward with continued diligence in the long-term management of the Val Cap Fund portfolios. The uncertain political environment is creating a lack of near-term clarity for the financial markets, but we are confident in the resilience of the U.S. economy.

In recent years, the markets have become more volatile. We all know that the markets have trended upwards during this market cycle. What may be less obvious is the volatility which has accompanied that trend. In fact, the annual standard deviation of monthly returns for the S&P 500 has tripled since 1995. According to academic studies, the volatility of individual stocks and industry groups has increased even more. While we expect that the general direction of the market will continue to be up, investors must be cognizant that in any single month, quarter or even year, volatility of performance returns may remain higher than we have seen historically.

We remain anchored to our investment disciplines: identifying value, assessing risk and evaluating opportunity. We will be defensive should the market's volatility continue. However, we believe the underlying fundamental U.S. economy is sound, and the fundamentals will drive the markets long term. We remain confident in our small cap and mid cap value space, and look forward to strong performance during the next several years.



                                                   Thomas M. Valenzuela
                                                   Chairman

PORTFOLIO COMMENTARY
Val Cap Mid Cap Fund

The Fund returned 2.92% for the year ending September 30, 2001, as compared to a loss of 0.02% for the Russell Midcap Value Index, its style benchmark. The Standard & Poor's 500 Index, representing the overall U.S. equity markets, declined 26.62% for the same period.

Stock selection in the Fund was very good, especially in Health Care and Financials. The largest gains for the period were achieved in Health Care, where the portfolio continues to be overweighted relative to the benchmark. Performance was due primarily to Apria Healthcare (home healthcare services) and Tenet Healthcare (the nation's second largest hospital company). An overweighted position was also maintained in Financials, focusing on holdings that can benefit from the lower interest rate structure (regional banks and institutions that can take advantage of a refinancing boom). Winners include Washington Mutual, a savings and loan expanding beyond its Pacific Northwest region, and Doral Financial, a diversified financial services company operating in Puerto Rico and New York. Gains in Dime Bancorp were further enhanced as the company is being acquired. Additional top-performing stocks in this group include USA Education (student loan financing programs), and Everest Re (property and casualty reinsurance).

Capital Goods was also a strong sector for the Fund as defense contractor Alliant Techsystems was the top-performing stock in the portfolio for the twelve months. Quaker Oats Company benefited by PepsiCo's acquisition announcement, and the price of JC Penney benefited from the valuation of its Eckerd Drug business.

The poorest performing sector for the Fund was Technology, as the market saw overall declines in this group. Specific hits were taken in Agere Systems, which saw a steep drop-off in demand for semiconductor products used in telecommunications gear, and Cabletron, as the shrinking capital markets caused the company to shelf restructuring plans.

Market performance for the period was sluggish even before the September decline. We had repositioned the portfolio for a troughing economy, but additional tactical shifts were made into high quality companies with attractive valuations. We are aggressively seeking high quality companies which have returned to reasonable valuations on a Price/Earnings and Price/Book basis. We trust that our disciplined investment process will continue to reward the Fund's shareholders.



                                                   Thomas M. Valenzuela
                                                   Portfolio Manager

                                      VAL CAP MID CAP FUND
                  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                       VAL CAP MID CAP FUND AND THE RUSSELL MIDCAP VALUE INDEX
=====================================================================================================
[GRAPHIC OMITTED]

             VAL CAP MID CAP FUND                                 RUSSELL MIDCAP VALUE INDEX

                                 $10,000                                                $10,000
    10/31/1999                   $10,000                     10/31/1999       3.34%     $10,334
    12/31/1999         7.30%     $10,730                     12/31/1999       0.79%     $10,416
     3/31/2000        26.84%     $13,610                      3/31/2000       1.01%     $10,521
     6/30/2000         4.19%     $14,180                      6/30/2000      -1.68%     $10,344
     9/30/2000         9.03%     $15,460                      9/30/2000       9.65%     $11,343
    12/31/2000        13.84%     $17,599                     12/31/2000       9.44%     $12,414
     3/31/2001        -7.34%     $16,307                      3/31/2001      -3.53%     $11,975
     6/30/2001         4.64%     $17,064                      6/30/2001       7.05%     $12,819
     9/30/2001        -6.75%     $15,911                      9/30/2001     -11.55%     $11,339

========================================
         VAL CAP MID CAP FUND
     AVERAGE ANNUAL TOTAL RETURNS
(FOR PERIODS ENDED SEPTEMBER 30, 2001)

                    SINCE
    1 YEAR        INCEPTION*
    ------        ---------
     2.92%          26.14%
========================================



*From commencement of operations (October 2, 1999)

PORTFOLIO COMMENTARY
Val Cap Small Cap Fund

The Fund declined 1.63% for the year ending September 30, 2001, as compared to a gain of 5.60% for the Russell 2000 Value Index, its style benchmark. The Russell 2000 Index, representing overall small capitalization stocks in the U.S. equity markets, declined 21.20% for the same period.

Stock  selection  in the Fund was  good,  especially  in Health  Care  where the portfolio was overweighted relative to the benchmark. Performance is attributable to Apria Healthcare (home healthcare services), Perrigo (generic pharmaceuticals), Henry Schein and Owens & Minor (medical products). Energy also produced solid returns for the Fund, led by Cabot Oil & Gas and Global Industries. Additional gains were made in defense contractor Alliant Techsystems, Woodward Governor, which makes engine control systems, and Houghton Mifflin, which was acquired by Vivendi Universal SA.

The portfolio was underweighted in Financials, but gains were made in most stocks, particularly Everest Re Group (property and casualty reinsurance) and Doral Financial (diversified financial services in Puerto Rico and New York). Despite this strength, the Fund underperformed the benchmark in this sector, partially due to the benchmark's heavy weighting in REIT's which were strong for the twelve months. A position in WIT Soundview also affected Fund performance due to slowing in the company's technology-focused investment banking business.

The poorest performing sector for the Fund was Technology, as the market saw overall declines in this group. Offsetting the losses in this group was a significant gain from the acquisition of Objective Systems Integrator by Agilent Technologies.

Before September 11th, we were properly positioned for a troughing economy, underweighted in consumer cyclicals and overweighted in consumer staples. With the trends now exacerbated for the foreseeable future, we have thus far maintained these positions but with a reduction in technology. We had reduced holdings in the consumer cyclical companies and their suppliers, and added consumer staple companies which provide for the daily needs of consumers. We also made a shift in financials, reducing holdings in companies likely to feel the sting of lower economic activity, and increasing holdings that can benefit from the lower interest rate structure. We are aggressively seeking high quality smaller companies which have reasonable valuations on a Price/Earnings and Price/Book basis. We trust that our disciplined investment process will continue to reward the Fund's shareholders.

                                                   Steven I. Margulies
                                                   Portfolio Manager

                                       VAL CAP SMALL CAP FUND
                   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                      VAL CAP SMALL CAP FUND AND THE RUSSELL 2000 VALUE INDEX
=====================================================================================================
[GRAPHIC OMITTED]


             VAL CAP SMALL CAP FUND                               RUSSELL 2000 VALUE INDEX

                                 $10,000                                                $10,000
    10/31/1999                   $10,000                     10/31/1999      -1.28%      $9,872
    12/31/1999         8.70%     $10,870                     12/31/1999       3.61%     $10,228
     3/31/2000        23.18%     $13,390                      3/31/2000       3.82%     $10,619
     6/30/2000         6.95%     $14,320                      6/30/2000       1.95%     $10,826
     9/30/2000        11.59%     $15,980                      9/30/2000       7.34%     $11,621
    12/31/2000        10.62%     $17,676                     12/31/2000       8.11%     $12,563
     3/31/2001        -7.65%     $16,325                      3/31/2001       0.97%     $12,685
     6/30/2001        11.04%     $18,127                      6/30/2001      11.64%     $14,161
     9/30/2001       -13.28%     $15,720                      9/30/2001     -13.34%     $12,273

========================================
       VAL CAP SMALL CAP FUND
     AVERAGE ANNUAL TOTAL RETURNS
(FOR PERIODS ENDED SEPTEMBER 30, 2001)

                    SINCE
    1 YEAR        INCEPTION*
    ------        ---------
    -1.63%          25.38%
========================================


*From commencement of operations (October 2, 1999)


                            VALENZUELA CAPITAL TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2001

                                                                               VAL CAP              VAL CAP
                                                                               MID CAP             SMALL CAP
                                                                                 FUND                 FUND
                                                                              ---------            ---------
Assets
      Investments in securities at market value (identified cost
          $139,325 and $69,380, respectively)(Note 1)                         $ 158,279            $ 74,905
      Dividends and interest receivable                                              99                  42
      Receivable for securities sold                                              --                  5,619
      Receivable from Adviser                                                       142                 127
                                                                              ---------            ---------
                Total Assets                                                    158,520              80,693
                                                                              ---------            ---------

LIABILITIES
      Payable for securities purchased                                            7,067               2,068
                                                                              ---------            ---------
NET ASSETS                                                                    $ 151,453            $ 78,625
                                                                              =========            =========

Net assets consist of:
      Paid-in capital                                                         $ 122,270            $ 68,577
      Undistributed net investment income                                         1,200                 454
      Accumulated net realized gains from security transactions                   9,029               4,069
      Net unrealized appreciation on investments                                 18,954               5,525
                                                                              ---------            ---------
                                                                              $ 151,453            $ 78,625
                                                                              =========            =========

Shares of beneficial interest outstanding (unlimited number of
  shares authorized, no par value)                                               11,082               6,437
                                                                              =========            =========

Net asset value, offering price and redemption price per share (Note 1)       $   13.67            $  12.21
                                                                              =========            =========



                See accompanying notes to financial statements.


                            VALENZUELA CAPITAL TRUST
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2001

                                                                               VAL CAP              VAL CAP
                                                                               MID CAP             SMALL CAP
                                                                                 FUND                 FUND
                                                                              ---------            ---------
INVESTMENT INCOME
Dividends                                                                      $  1,194            $    356
Interest                                                                            461                 208
                                                                              ---------            ---------
Total Investment Income                                                           1,655                 564
                                                                              ---------            ---------
EXPENSES
Fund accounting fees (Note 3)                                                    28,500              28,500
Registration and filing fees                                                     21,835              19,935
Administration fees (Note 3)                                                     15,750              15,750
Shareholder services and transfer agent fees                                     15,000              14,700
Custodian fees                                                                   10,242              10,542
Professional fees                                                                10,300              10,300
Printing of shareholder reports                                                   9,686               9,686
Trustees fees and expenses                                                        5,750               5,750
Insurance expense                                                                 4,600               4,600
Pricing fees                                                                      1,146               1,334
Advisory fees (Note 3)                                                            1,173                 628
Other expenses                                                                    2,222               2,222
                                                                              ---------            ---------
Total Expenses                                                                  126,204             123,947
Less fees waived and expenses reimbursed by the Adviser (Note 3)               (126,204)           (123,947)
                                                                              ---------            ---------
Net Expenses                                                                       --                  --
                                                                              ---------            ---------
NET INVESTMENT INCOME                                                             1,655                 564
                                                                              ---------            ---------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions                                     9,029               4,256
Net change in unrealized appreciation/depreciation on investments                (6,400)             (6,071)
                                                                              ---------            ---------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS                         2,629              (1,815)
                                                                              ---------            ---------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                          $  4,284            $ (1,251)
                                                                              =========            =========


                See accompanying notes to financial statements.


                            VALENZUELA CAPITAL TRUST
                              VAL CAP MID CAP FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR               PERIOD
                                                                               ENDED                ENDED
                                                                              SEPT. 30,            SEPT. 30,
                                                                                2001                2000 (a)
                                                                              ---------            --------

FROM OPERATIONS
Net investment income                                                          $  1,655            $  1,463
Net realized gains from security transactions                                     9,029              20,352
Net change in unrealized appreciation/depreciation on investments                (6,400)             25,354
                                                                              ---------            --------
Net increase in net assets from operations                                        4,284              47,169
                                                                              ---------            --------

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                                       (1,918)               --
From net realized gains from security transactions                              (20,352)               --
                                                                              ---------            --------
Net decrease in net assets from distributions to shareholders                   (22,270)               --
                                                                              ---------            --------

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                                                          --                50,000
Net asset value of shares issued in reinvestment of distributions
to shareholders                                                                  22,270                --
                                                                              ---------            --------
Net increase in net assets from capital share transactions                       22,270              50,000
                                                                              ---------            --------

TOTAL INCREASE IN NET ASSETS                                                      4,284              97,169

NET ASSETS
Beginning of period                                                             147,169              50,000
                                                                              ---------            --------
End of period                                                                  $151,453            $147,169
                                                                              =========            ========

UNDISTRIBUTED NET INVESTMENT INCOME                                            $  1,200            $  1,463
                                                                              =========            ========

SUMMARY OF FUND SHARE ACTIVITY:
Shares sold                                                                        --                 4,521
Shares reinvested                                                                 1,561                --
                                                                              ---------            --------
Net increase in shares outstanding                                                1,561               4,521
Shares outstanding, beginning of period                                           9,521               5,000
                                                                              ---------            --------
Shares outstanding, end of period                                                11,082               9,521
                                                                              =========            ========


(a)  From commencement of operations (October 2, 1999).



                See accompanying notes to financial statements.


                            VALENZUELA CAPITAL TRUST
                             VAL CAP SMALL CAP FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                               YEAR                 PERIOD
                                                                               ENDED                 ENDED
                                                                              SEPT. 30,            SEPT. 30,
                                                                                2001                2000 (a)
                                                                              ---------            ---------

FROM OPERATIONS
Net investment income                                                          $    564            $    738
Net realized gains from security transactions                                     4,256              17,542
Net change in unrealized appreciation/depreciation on investments                (6,071)             11,596
                                                                              ---------            --------
Net increase (decrease) in net assets from operations                            (1,251)             29,876
                                                                              ---------            --------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                                         (848)               --
From net realized gains from security transactions                              (17,729)               --
                                                                              ---------            --------
Net decrease in net assets from distributions to shareholders                   (18,577)               --
                                                                              ---------            --------

FROM CAPITAL SHARE TRANSACTIONS
Net asset value of shares issued in reinvestment of distributions
to shareholders                                                                  18,577                --
                                                                              ---------            --------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (1,251)             29,876

NET ASSETS
Beginning of period                                                              79,876              50,000
                                                                              ---------            --------
End of period                                                                  $ 78,625            $ 79,876
                                                                              =========            ========

UNDISTRIBUTED NET INVESTMENT INCOME                                            $    454            $    738
                                                                              =========            ========

SUMMARY OF FUND SHARE ACTIVITY:
Shares reinvested                                                                 1,437                --
Shares outstanding, beginning of period                                           5,000               5,000
                                                                              ---------            --------
Shares outstanding, end of period                                                 6,437               5,000
                                                                              =========            ========


(a)  From commencement of operations (October 2, 1999).



                See accompanying notes to financial statements.


                                               VALENZUELA CAPITAL TRUST
                                                 FINANCIAL HIGHLIGHTS
                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                      VAL CAP MID CAP FUND                 VAL CAP SMALL CAP FUND
                                                                -------------------------------         --------------------------
                                                                     YEAR              PERIOD               YEAR         PERIOD
                                                                     ENDED             ENDED                ENDED         ENDED
                                                                   SEPT. 30,         SEPT. 30,            SEPT. 30,     SEPT. 30,
                                                                     2001             2000 (a)              2001         2000 (a)
                                                                  -----------       -----------          ----------    -----------

PER SHARE DATA

Net asset value at beginning of period                          $     15.46         $     10.00         $    15.98     $    10.00
                                                                -----------         -----------         ----------     ----------

Income from investment operations:
Net investment income                                                  0.13                0.15               0.05           0.15
Net realized and unrealized gains (losses) on investments              0.40                5.31              (0.14)          5.83
                                                                -----------         -----------         ----------     ----------
Total from investment operations                                       0.53                5.46              (0.09)          5.98
                                                                -----------         -----------         ----------     ----------

Less distributions:
Distributions from net investment income                              (0.18)               --                (0.13)          --
Distributions from net realized gains                                 (2.14)               --                (3.55)          --
                                                                -----------         -----------         ----------     ----------
Total distributions                                                   (2.32)               --                (3.68)          --
                                                                -----------         -----------         ----------     ----------

Net asset value at end of period                                $     13.67         $     15.46         $    12.21     $    15.98
                                                                ===========         ===========         ==========     ==========

TOTAL RETURN                                                           2.92%              54.60%            -1.63%          59.80%
                                                                ===========         ===========         ==========     ==========

Net assets at end of period                                     $   151,453         $   147,169         $   78,625     $   79,876
                                                                ===========         ===========         ==========     ==========


Ratio of expenses to average net assets:
Before expense reimbursement and waived fees                          80.71%              89.12%            148.05%        151.02%
After expense reimbursement and waived fees                            0.00%               0.00%              0.00%          0.00%

Ratio of net investment income to average net assets:
Before expense reimbursement and waived fees                         -79.65%             -87.75%           -147.37%       -149.85%
After expense reimbursement and waived fees                            1.06%               1.37%              0.67%          1.17%

Portfolio turnover rate                                                 183%                272%               143%           210%



(a) From commencement of operations (October 2, 1999).

                See accompanying notes to financial statements.

                VALENZUELA CAPITAL TRUST - VAL CAP MID CAP FUND
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2001

                                                                                    MARKET
          SHARES                                                                    VALUE
      ---------------                                                           --------------

                          COMMON STOCKS - 91.7%
                          BASIC MATERIALS - 2.3%
                 125      International Flavors and Fragrances, Inc.            $       3,461
                                                                                --------------

                          CAPITAL GOODS -7.5%
                  90      Alliant Techsystems, Inc. (a)                                 7,704
                 105      Raytheon Co.                                                  3,649
                                                                                --------------
                                                                                       11,353
                                                                                --------------

                          CONSUMER CYCLICALS - 4.9%
                  80      J.C. Penny Co., Inc.                                          1,752
                 115      Reebok International Ltd. (a)                                 2,381
                  60      Whirlpool Corporation                                         3,321
                                                                                --------------
                                                                                        7,454
                                                                                --------------

                          CONSUMER STAPLES - 5.6%
                 245      Supervalu, Inc.                                               4,956
                 190      Walt Disney Co. (The)                                         3,538
                                                                                --------------

                                                                                        8,494
                                                                                --------------

                          ENERGY - 2.7%
                 250      Ocean Energy, Inc. (a)                                        4,075
                                                                                --------------

                          FINANCIAL SERVICES - 44.4%
                 130      ACE, Ltd.                                                     3,753
                  75      Capital One Financial Corporation                             3,452
                 300      Charles Schwab Corporation (The)                              3,450
                  95      Countrywide Credit Industries, Inc.                           4,173
                 160      Dime Bancorp, Inc.                                            6,291
                 140      Doral Financial Corporation                                   5,432
                  50      Everest RE Group, Ltd.                                        3,235
                 130      GreenPoint Financial Corporation                              4,563
                  50      Lehman Brothers Holdings, Inc.                                2,843
                 135      National Commerce Financial Corporation                       3,524
                  65      Northern Trust Corporation                                    3,411
                  65      PNC Financial Services Group                                  3,721
                 145      Staten Island Bancorp, Inc.                                   3,574
                  75      State Street Corporation                                      3,413
                 155      UnumProvident Corporation                                     3,914
                  45      USA Education, Inc.                                           3,731
                  20      XL Capital, Ltd. - Class A                                    1,580
                  60      Zions Bancorporation                                          3,220
                                                                                --------------
                                                                                       67,280
                                                                                --------------




                See accompanying notes to financial statements.


                 VALENZUELA CAPITAL TRUST - VAL CAP MID CAP FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2001

                                                                                    MARKET
          SHARES                                                                    VALUE
      ---------------                                                           --------------

                          COMMON STOCKS - 91.7% (Continued)
                          HEALTHCARE - 14.3%
                  50      AmerisourceBergen Corporation                         $       3,547
                 210      Apria Healthcare Group, Inc. (a)                              5,439
                  90      Henry Schein, Inc. (a)                                        3,474
                  90      Tenet Healthcare Corporation                                  5,368
                  80      Universal Health Services, Inc. - Class B (a)                 3,904
                                                                                --------------
                                                                                       21,732
                                                                                --------------

                          TECHNOLOGY - 7.8%
                 110      Avnet, Inc.                                                   2,001
                 220      Sanmina Corporation (a)                                       2,987
                 300      Tellabs, Inc. (a)                                             2,964
                 210      Vishay Intertechnology, Inc. (a)                              3,864
                                                                                --------------
                                                                                       11,816
                                                                                --------------

                          TRANSPORTATION - 2.2%
                 220      Southwest Airlines Co.                                        3,265
                                                                                --------------


                          TOTAL COMMON STOCKS - 91.7% (Cost $119,976)           $     138,930
                                                                                --------------

       FACE AMOUNT
      ---------------
                          SHORT TERM MONEY MARKET SECURITIES - 12.8%
            $ 19,349      The Bank of New York Cash Reserve
                            (Cost $19,349)                                      $      19,349
                                                                                --------------

                          TOTAL INVESTMENTS AT VALUE - 104.5% (Cost $139,325)   $     158,279

                          LIABILITIES IN EXCESS OF OTHER ASSETS - (4.5)%               (6,826)
                                                                                --------------

                          NET ASSETS - 100.0%                                   $     151,453
                                                                                ==============



       (a)   Non-income producing security




                See accompanying notes to financial statements.

               VALENZUELA CAPITAL TRUST - VAL CAP SMALL CAP FUND
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2001

                                                                                    MARKET
          SHARES                                                                    VALUE
      ---------------                                                           --------------

                          COMMON STOCKS - 83.2%
                          BASIC MATERIALS - 2.1%
                 310      Oregon Steel Mills, Inc. (a)                          $       1,659
                                                                                --------------

                          CAPITAL GOODS - 8.9%
                  38      Alliant Techsystems, Inc. (a)                                 3,210
                 160      Hovnanian Enterprises, Inc. (a)                               1,845
                 120      KEMET Corporation (a)                                         1,975
                                                                                --------------
                                                                                        7,030
                                                                                --------------

                          CONSUMER CYCLICALS - 8.0%
                  10      AnnTaylor Stores Corporation (a)                                219
                  90      Children's Place Retail Stores, Inc. (The) (a)                1,614
                  90      Reebok International, Ltd. (a)                                1,863
                  60      Scholastic Corporation (a)                                    2,610
                                                                                --------------
                                                                                        6,306
                                                                                --------------

                          CONSUMER STAPLES - 11.3%
                  85      Fleming Cos., Inc.                                            2,508
                 115      Ruby Tuesday, Inc.                                            1,805
                 125      Supervalu, Inc.                                               2,529
                  60      Universal Corporation                                         2,002
                                                                                --------------
                                                                                        8,844
                                                                                --------------

                          ENERGY - 3.0%
                 142      Ocean Energy, Inc. (a)                                        2,315
                                                                                --------------

                          FINANCIAL SERVICES - 19.7%
                  60      Alabama National BanCorporation                               1,980
                  60      Area Bancshares Corporation                                   1,020
                  60      Delphi Financial Group, Inc.                                  2,028
                  80      Doral Financial Corporation                                   3,104
                  85      First American Corporation                                    1,721
                  70      FirstFed Financial Corporation (a)                            1,820
                  55      Jefferies Group, Inc.                                         1,815
                  80      Staten Island Bancorp, Inc.                                   1,972
                                                                                --------------
                                                                                       15,460
                                                                                --------------
                          HEALTHCARE - 15.4%
                  95      Apria Healthcare Group, Inc. (a)                              2,461
                  70      Longs Drug Stores Corporation                                 1,904
                 130      Owens & Minor, Inc.                                           2,639
                 160      Perrigo Co. (a)                                               2,424
                  70      Henry Schein, Inc. (a)                                        2,702
                                                                                --------------
                                                                                       12,130
                                                                                --------------


                See accompanying notes to financial statements.



                VALENZUELA CAPITAL TRUST - VAL CAP SMALL CAP FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2001

                                                                                    MARKET
          SHARES                                                                    VALUE
      ---------------                                                           --------------

                          COMMON STOCKS - 83.2% (Continued)
                          TECHNOLOGY - 3.7%
                  50      EMCOR Group, Inc. (a)                                 $       1,595
                 190      Take-Two Interactive Software, Inc. (a)                       1,343
                                                                                --------------
                                                                                        2,938
                                                                                --------------

                          TRANSPORTATION - 11.1%
                 100      Forward Air Corporation (a)                                   2,354
                 112      Genesee & Wyoming, Inc.  (a)                                  2,520
                 160      UTI Worldwide, Inc.                                           2,400
                 130      Wabtec Corporation                                            1,417
                                                                                --------------
                                                                                        8,691
                                                                                --------------

                          TOTAL COMMON STOCKS - 83.2% (Cost $59,848)            $      65,373
                                                                                --------------

       FACE AMOUNT
      -------------
                          SHORT TERM MONEY MARKET SECURITIES - 12.1%
             $ 9,532      The Bank of New York Cash Reserve
                            (Cost $9,532)                                       $       9,532
                                                                                --------------

                          TOTAL INVESTMENTS AT VALUE - 95.3% (Cost $69,380)     $      74,905

                          OTHER ASSETS IN EXCESS OF LIABILITIES - 4.7%                  3,720
                                                                                --------------

                          NET ASSETS - 100.0%                                   $      78,625
                                                                                ==============


       (a)   Non-income producing security



                See accompanying notes to financial statements.

                            VALENZUELA CAPITAL TRUST
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001



1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Valenzuela Capital Trust (the "Trust") was organized as a Delaware business trust on June 22, 1999. The Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust consists of two series, the Val Cap Mid Cap Fund ("Mid Cap") and the Val Cap Small Cap Fund ("Small Cap") (collectively, the "Funds" and each individually, a "Fund"). The Trust is authorized to issue an unlimited number of shares.

     As part of the Trust's organization, each Fund issued in a private placement 5,000 shares of beneficial interest to Valenzuela Capital Partners LLC, (the "Adviser") at $10.00 a share on October 2, 1999. Additionally, the Mid Cap Fund, in a secondary private placement, issued 4,521 shares of beneficial interest to a principal of the Adviser at $11.06 a share on January 17, 2000. The Trust has not yet commenced a public offering of its shares.

     The Mid Cap Fund's investment objective is capital appreciation primarily through investments in common stocks of mid-capitalization companies. The Fund will seek to achieve this objective by investing primarily in the common stock of mid-cap U.S. companies with market capitalization from $1 billion to $15 billion.

     The Small Cap Fund's investment objective is capital appreciation primarily through investments in common stocks of small-capitalization companies. The Fund will seek to achieve this objective by investing primarily in the common stock of small-cap U.S. companies with market capitalization less than $1.5 billion.

     SECURITIES VALUATION - The Funds' portfolio securities are valued as of the close of regular trading of the New York Stock exchange, normally 4:00 p.m., Eastern time, on days the exchange is open. The Funds' securities are generally valued at current market prices. If market quotations are not readily available, prices are based on a fair value estimate, determined in accordance with methods approved by the Funds' Board of Trustees. Investments in money market instruments are generally valued at cost plus accrued interest.

     SHARE VALUATION - The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

     INVESTMENT INCOME - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

                            VALENZUELA CAPITAL TRUST
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001



1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Funds. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

     ORGANIZATION EXPENSES - All costs incurred by the Trust in connection with the organization of the Funds and the initial public offering of shares of the Funds, principally professional fees and printing, have been reimbursed by the Adviser and are subject to recovery by the Adviser pursuant to the Expense Limitation Agreement (See Note 3).

     SECURITY  TRANSACTIONS - Security  transactions  are accounted for on trade
     date.   The  cost  of   securities   sold  is   determined  on  a  specific
     identification basis.

     ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

     FEDERAL INCOME TAX - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Funds so qualify and distribute at least 90% of their taxable net income, the Funds (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provisions for income taxes have been made. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

     ACCOUNTING STANDARDS ISSUED BUT NOT YET ADOPTED - On November 21, 2000, the American Institute of Certified Public Accountants (AICPA) issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the Guide), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Funds does not expect any material impact on results of operations or financial condition of the Funds upon adoption of the provisions of the Guide.

                            VALENZUELA CAPITAL TRUST
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001



2.   INVESTMENTS

     For the year ended September 30, 2001, the cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $276,877 and $267,287, respectively, for the Mid Cap Fund and $112,367 and $123,260, respectively, for the Small Cap Fund.

     For federal income tax purposes, the cost of portfolio investments amounted to $139,601 in the Mid Cap Fund and $69,484 in the Small Cap Fund at September 30, 2001. At September 30, 2001, the composition of unrealized appreciation (the excess of market value over tax cost) and unrealized depreciation (the excess of tax cost over market value) was as follows:

                                                 Mid Cap           Small Cap
                                                  Fund               Fund
                                               ----------         ----------
        Gross unrealized appreciation           $22,177            $  8,375
        Gross unrealized depreciation            (3,499)             (2,954)
                                               ----------         ----------
        Net unrealized appreciation             $18,678            $  5,421
                                               ==========         ==========

     The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America.

3.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Certain Trustees and officers of the Trust are affiliated with the Adviser or Ultimus Fund Solutions, LLC (the "Administrator"). Such persons are not paid directly by the Trust for serving in those capacities.

     INVESTMENT ADVISORY AGREEMENT
     Under the terms of an investment advisory agreement between the Trust and the Adviser, the Adviser is entitled to receive fees based on a percentage of the daily average net assets of each Fund. Each Fund pays the Adviser an annual rate of 0.75% of its average daily net assets.

     Pursuant to an Expense Limitation Agreement, the Adviser has contractually agreed to waive a portion of its advisory fees and if necessary reimburse each Fund's operating expenses so that each Fund's net expenses do not exceed 1.45% per annum of average daily net assets (the "Expense Cap") until at least October 1, 2010.

                            VALENZUELA CAPITAL TRUST
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001



3.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     For the year ended September 30, 2001, the Adviser waived its entire advisory fee and paid all of the operating expenses of each of the Funds.

     If at any point during the period prior to October 1, 2004, the operating expenses of either Fund falls below the Expense Cap, the Adviser may recoup fees previously waived or reimbursed so long as the amount of the recouped fees does not 1) cause the applicable Fund's aggregate expenses on an annualized basis to exceed the Expense Cap, and 2) exceed the fees previously waived or reimbursed by the Adviser prior to October 1, 2002. The agreement provides that no such payments shall be made to the Adviser after October 1, 2004. As of September 30, 2001, the amount of waived fees and reimbursed expenses (which includes $100,000 of organization cost for each Fund) that may be recouped by the Adviser in the future, pursuant to the Expense Limitation Agreement, is $321,686 for the Mid Cap Fund and $319,058 for the Small Cap Fund.

     ADMINISTRATION AGREEMENT
     The Administrator supplies executive, administrative and regulatory compliance services to the Funds, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities.

     For these services, the Administrator receives a monthly fee from the Funds at an annual rate of .15% on its average daily net assets up to $50 million; .125% on the next $50 million of such assets; .10% on the next $150 million of such assets; .075% on the next $250 million of such assets; and .05% of such net assets in excess of $500 million, subject to an aggregate minimum monthly fee of $3,000. During the period prior to which the Funds are publicly offered for sale, the Administrator has agreed to be compensated at a rate of $1,500 per month per Fund. This monthly rate was discounted to $750 per month per Fund through December, 2000. Accordingly, for the year ended September 30, 2001, the Administrator was paid $15,750 with respect to each Fund.

     FUND ACCOUNTING AGREEMENT
     The Administrator calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, the Administrator receives from each Fund a monthly fee of $2,500, plus an asset based fee equal to 0.01% of average daily net assets up to $500 million and 0.005% of such assets in excess of $500 million. Through December 31, 2000, the Administrator had agreed to be compensated at a rate of $2,000 per month per Fund. Additionally, the Administrator has agreed to waive the additional asset-

                            VALENZUELA CAPITAL TRUST
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001


3.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     based fee until the Funds are publicly offered for sale. Accordingly, for the year ended September 30, 2001, the Administrator was paid $28,500 with respect to each Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by the Administrator in obtaining valuations of such Fund's portfolio securities.

4.   SHAREHOLDER SERVICING PLAN

     The Funds have adopted a Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that each Fund may incur certain costs related to the servicing of shareholder accounts, generally not to exceed 0.25% of the average daily net assets of each respective Fund. For the year ended September 30, 2001, no expenses related to the Plan were incurred.

5.   FEDERAL TAX INFORMATION (UNAUDITED)

     In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains, if any, made by the Funds during the year ended September 30, 2001. On December 11, 2000, the Mid Cap Fund declared and paid a short-term capital gain distribution of $2.1377 per share, and the Small Cap Fund declared and paid a short-term capital gain distribution of $3.5458 per share. As required by federal regulations, shareholders received notification of their portion of the Fund's taxable capital gain distribution, if any, paid during the 2000 calendar year in early 2001.

                    Report of Independent Public Accountants
                    ----------------------------------------



To the Shareholders and Board of Trustees of the Valenzuela Capital Trust:



We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Valenzuela Capital Trust comprising the Val Cap Mid Cap Fund and the Val Cap Small Cap Fund as of September 30, 2001, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Valenzuela Capital Trust of as of September 30, 2001, the results of their operations for the year then ended and the changes in their net assets and financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

                                                  /s/ Arthur Andersen LLP

Cincinnati, Ohio
  October 12, 2001